IVY FUNDS

Delaware Ivy Corporate Bond Fund
Delaware Ivy Crossover Credit Fund
Delaware Ivy Strategic Income Fund

(Each the “Fund”)

Supplement to the Fund’s Statutory Prospectus
dated January 28, 2022

On November 10, 2022, the Funds’ Board of Trustees approved a proposal to permit each Fund to purchase and write call options and put options and engage in options strategies for hedging and speculative purposes.  Effective January 1, 2023, the following replaces the eighth paragraph of the section of the Prospectus entitled “How we manage the Portfolios – Our Principal Strategies – Delaware Ivy Corporate Bond”

When the Manager believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund's assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, when taking a position for defensive purposes. By taking a temporary hedging position, the Fund may not achieve its investment objective.

Effective January 1, 2023, the following replaces the tenth and eleventh paragraph of the Prospectus entitled “How we manage the Portfolios – Our Principal Strategies – Delaware Ivy Crossover Credit”

When the Manager believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund's assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, when taking a position for defensive purposes. By taking a temporary hedging position, the Fund may not achieve its investment objective.

Effective January 1, 2023, the following replaces the section of the Prospectus entitled “How we manage the Portfolios – Our Principal Strategies – Delaware Ivy Strategic Income Fund - The securities in which the Fund typically invests – Futures and options – How the Fund uses them:”

The Fund may invest in futures, options, and closing transactions related thereto. These activities may be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market its cash, short-term debt securities, and other money market instruments at times when its assets are not fully invested. The Fund may also enter into these transactions for hedging or speculative (in the case of purchased or written options) purposes if they are consistent with its respective investment objective and policies. In addition, it may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2022.